Supplement dated October 19, 2009 to the following Prospectuses dated May 1,
2009:

MultiOption(r) Variable Annuity
MultiOption(r)Variable Annuity (Megannuity)
Variable Adjustable Life (VAL)
Variable Adjustable Life ? Second Death (VAL-SD)
Variable Adjustable Life Horizon (VAL Horizon)
Variable Adjustable Life Summit (VAL Summit)
Variable Adjustable Life Survivor (VAL Survivor)

Supplement dated October 19, 2009 to the following:

MultiOption(r) Achiever Variable Annuity
MultiOption(r) Classic Variable Annuity
MultiOption(r) Select Variable Annuity

The Board of Directors of the Credit Suisse Trust has recommended a merger of its International Equity Flex II Portfolio and International Equity Flex III Portfolio. Upon approval by shareholders, the Credit Suisse Trust ? International Equity Flex II Portfolio sub-account will merge into the Credit Suisse Trust ? International Equity Flex III Portfolio sub-account. It is anticipated at this time that the merger date will be on December 11, 2009 (the "merger date"). You may continue to make transfer allocations into or out of the International Equity Flex II sub-account in accordance with your contract terms until the merger date.

Effective on the merger date, the Credit Suisse Trust ? International Equity Flex III Portfolio sub-account will be added to the above-listed products. A copy of the Credit Suisse Trust ? International Equity Flex III Portfolio prospectus is enclosed for your reference. You should read the prospectus carefully before you invest.

Fund/Portfolio              Investment Adviser
Credit Suisse Trust ?       Credit Suisse Asset
International Equity        Management, LLC
 Flex III Portfolio

Effective January 15, 2010, the Templeton Global Asset Allocation Portfolio sub-account is closed to transfers or allocations in your contract. On July 9, 2009, the Board of the Franklin Templeton Variable Insurance Products Trust approved a proposal to liquidate the Templeton Global Asset Allocation Fund on or about April 23, 2010. You may continue to make transfers out of the Templeton Global Asset Allocation Fund sub-account in accordance with the terms of your contract. If you have amounts allocated to the Templeton Global Asset Allocation sub-account on January 15, 2010, additional information about the liquidation will be provided to you in the near future.

For MultiOption(r) Variable Annuity, MultiOption(r) Variable Annuity (Megannuity), MultiOption(r) Achiever Variable Annuity, MultiOption(r) Classic Variable Annuity, and MultiOption(r) Select Variable Annuity

Any purchase payment or transfer allocation (including any systematic transfer arrangements except automatic portfolio rebalancing (APR)) to the Templeton Global Asset Allocation sub-account after January 15, 2010, will default to the Advantus Series Fund Money Market sub-account. APR instructions in place on that date which include the Templeton Global Asset Allocation sub-account will not default to the Advantus Series Fund Money Market sub-account until the fund liquidates.

For Variable Adjustable Life (VAL), Variable Adjustable Life ? Second Death (VAL-SD), Variable Adjustable Life Horizon (VAL Horizon), Variable Adjustable Life Summit (VAL Summit) and Variable Adjustable Life Survivor (VAL Survivor)

Any purchase payment (except as otherwise described) or transfer allocation to Templeton Global Asset Allocation sub-account after January 15, 2010, will default to the Advantus Series Fund Money Market sub-account. Purchase payments to the Templeton Global Asset Allocation sub-account will continue where automatic portfolio rebalance instructions or certain automated transaction instructions (e.g. loan repayments and asset credits) are in place on that date and will not default to Advantus Series Fund Money Market sub-account until the fund liquidates.

If you have any questions about your contract or the content of this supplement, please contact your representative or Minnesota Life Insurance Company.






























Investors should retain this supplement for future reference.
F71665 10-2009